WM Group of Funds
Supplement dated July 26, 2005 to the
Prospectus dated March 1, 2005 as supplemented June 17, 2005

Information presented on page 63 regarding management of the Equity Income Fund and the REIT Fund is replaced by the following:
Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, will assume primary responsibility for the day-to-day management of the Equity Income Fund as of August 1, 2005. Prior to Mr. Yoakum’s joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and prior to that, he was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.
David W. Simpson, CFA, Vice President and Senior Portfolio Manager of WM Advisors, will assume primary responsibility for the day-to-day management of the REIT Fund as of August 1, 2005. Please see the current prospectus for biographical information.
Information presented on page 61 related to Salomon Brothers Asset Management, Inc, (“Salomon”), a sub-advisor of the Growth Fund, is supplemented by the following:
On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).
As part of this transaction, Salomon, currently an indirect wholly owned subsidiary of Citigroup, will become an indirect wholly owned subsidiary of Legg Mason.
The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, Citigroup expects the transaction to be completed later this year.
Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment sub-advisory contract with Salomon. Therefore, the Fund’s Trustees will be asked to approve a new sub-advisory contract. If approved by the Trustees, the new sub-advisory contract will be presented to the shareholders of the Fund for their approval. In the event that the transaction is abandoned, or the Trustees or Fund shareholders fail to approve a new sub-advisory contract, the Prospectus will be further supplemented.
Information presented on page 64 related to Delaware Management Company, a sub-advisor of the Small Cap Growth Fund, is supplemented by the following:
In July 2005, Rudy D. Torrijos, III, joined the team of portfolio managers at Delaware Management Company. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International. Prior to that, he worked for Neuberger Berman Growth Group as a fund manager.
Information presented on pages 50 and 52 related to Class B and Class C share purchases is supplemented by the following:
Effective August 1, 2005, the WM Group of Funds will seek to prevent investments in Class B shares from shareholders eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate and will seek to prevent investments in Class C shares from shareholders eligible to purchase Class A shares at the $1 million sales charge discount rate.
PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.
WMSUPP 7/05
534328

WM Strategic Asset Management Portfolios
Supplement dated July 26, 2005 to the
Prospectus dated March 1, 2005

Information presented on pages 47 and 48 regarding management of the Equity Income Fund and the REIT Fund is replaced by the following:
Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, will assume primary responsibility for the day-to-day management of the Equity Income Fund as of August 1, 2005. Please see the current Prospectus for biographical information.
David W. Simpson, CFA, Vice President and Senior Portfolio Manager of WM Advisors, will assume primary responsibility for the day-to-day management of the REIT Fund as of August 1, 2005.
Please see the current Prospectus for biographical information.
Information presented on page 46 related to Salomon Brothers Asset Management, Inc, (“Salomon”), a sub-advisor of the Growth Fund, is supplemented by the following:
On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).
As part of this transaction, Salomon, currently an indirect wholly owned subsidiary of Citigroup, will become an indirect wholly owned subsidiary of Legg Mason.
The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, Citigroup expects the transaction to be completed later this year.
Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment sub-advisory contract with Salomon. Therefore, the Fund’s Trustees will be asked to approve a new sub-advisory contract. If approved by the Trustees, the new sub-advisory contract will be presented to the shareholders of the Fund for their approval. In the event that the transaction is abandoned, or the Trustees or Fund shareholders fail to approve a new sub-advisory contract, the Prospectus will be further supplemented.
Information presented on page 49 related to Delaware Management Company, a sub-advisor of the Small Cap Growth Fund, is supplemented by the following:
In July 2005, Rudy D. Torrijos, III, joined the team of portfolio managers at Delaware Management Company. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International. Prior to that, he worked for Neuberger Berman Growth Group as a fund manager.
Information presented on pages 36 and 37 related to Class B and Class C share purchases is supplemented by the following:
Effective August 1, 2005, the WM Group of Funds will seek to prevent investments in Class B shares from shareholders eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate and will seek to prevent investments in Class C shares from shareholders eligible to purchase Class A shares at the $1 million sales charge discount rate.
PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.
WMSAMSUPP 7/05
534338